Exhibit 99.4

VECTRUS TRUE TO YOUR MISSION | Vertex

CREATING A GLOBAL LEADER IN MISSION-ESSENTIAL SOLUTIONS

ATTRACTIVE FINANCIAL PROFILE

(2021 PRO FORMA)

~$3.4B	~$11.3B	~$283M	>8%
Revenue	Backlog	Adj. EBITDA	Adj. EBITDA Margin

Greater Scale and Improved Competitive Positioning

Enhanced ability to compete for more integrated business opportunities

More diversified revenue base across geographies, clients and contract types

Enhanced Portfolio of Technologies and Solutions

Uniquely positioned to better provide full life-cycle support across the converged environment

Attractive Financial Profile and Efficient Capital Structure

Accretive to Adj. Diluted EPS & FCF in first full year following close

Significant revenue visibility

Substantial free cash flow generation

Targeting long-term net debt to EBITDA of 2.0 to 3.0x



Clearly Identified Cost Synergies and Incremental Revenue Opportunities

Expect to achieve **~$20M** in annualized pre-tax net cost synergies by 2024

Meaningful incremental revenue growth opportunities across key addressable markets in operations and logistics, aerospace, training and technology

Complementary Cultures and Mission-Focused Workforce

Committed to shared values of Integrity, Respect, Responsibility and Professionalism

Maintaining a work environment where diversity, equity and inclusion are central to our culture



Vectrus Locations
Vertex Locations

GREATER SCALE & REACH

Transaction Details

All-stock merger

~$2.6B enterprise value

Roadmap to Completion

Q3 2022
Expected close

Subject to satisfaction of customary closing conditions, including receipt of regulatory and Vectrus shareholder approvals

Leadership and Governance

Management
Chuck Prow, Vectrus CEO, to serve as CEO
Susan Lynch, Vectrus CFO, to serve as CFO

11 Member Board of Directors

6 from Vectrus
Including CEO Chuck Prow and independent director of current Board serving as Chairman

5 from Vertex
Including President & CEO Ed Boyington

Headquarters: Northern Virginia, with significant operating presence maintained in other key locations in the U.S. and around the world

New company name to be introduced post close

Highly Experienced Leadership Team



"The combination of Vectrus and Vertex will create a stronger, more diversified company and one of the leading providers of critical mission solutions and support to defense clients globally. This highly strategic transaction builds on both companies' accomplishments over the last several years and significantly accelerates our ability to deliver converged solutions while providing enhanced value for our shareholders and other stakeholders. We look forward to combining the strengths of our businesses and teams to build upon both companies' proud track records of providing critical mission support for our clients' toughest operational challenges."

CHUCK PROW
CEO | VECTRUS



"Vertex and Vectrus share mission-oriented foundations and cultural alignment. By joining forces with Vectrus, we will be better positioned to help the Department of Defense and government agencies achieve their objectives, and in the process, create a stronger organization with greater career development and advancement opportunities for our employees. On behalf of the Vertex team, we remain dedicated to our clients' missions, and we are very pleased to enter this new phase of growth as a combined company."

ED BOYINGTON
PRESIDENT & CEO | VERTEX

FORWARD-LOOKING STATEMENTS Certain material presented in this communication includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, Vectrus may be unable to obtain shareholder approval as required for the Transaction; conditions to the closing of the Transaction may not be satisfied; the possibility that anticipated benefits of the Transaction may not be realized or may take longer to realize than expected; the possibility that costs related to Vectrus’s integration of Vertex’s operations may be greater than expected and/or that revenues following the Transaction may be lower than expected; Vectrus’s business may suffer as a result of uncertainty surrounding the Transaction and disruption of management’s attention due to the Transaction; the outcome of any legal proceedings that arise that are related to the Transaction; Vectrus may be adversely affected by other economic, business, and/or competitive factors; the risk that Vectrus may be unable to obtain governmental and regulatory approvals required for the Transaction, or that required governmental and regulatory approvals may delay the Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the Transaction or cause the parties to abandon the Transaction; the impact of legislative, regulatory, competitive and technological changes; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the effect of the Transaction on the ability of Vectrus to retain and maintain relationships with both Vectrus’s and Vertex’s customers, including the U.S. Government; other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; responses from customers and competitors to the Transaction; the risk that the integration of Vertex may distract management from other important matters; results from the Transaction may be different than those anticipated; statements about Vectrus’s 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the impacts of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as “may,” “are considering,” “will,” “likely,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “could,” “potential,” “continue,” “goal” or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional Information and Where to Find It In connection with the Transaction, Vectrus plans to file with the SEC and mail or otherwise provide to its shareholders a proxy statement/ prospectus regarding the Transaction. BEFORE MAKING ANY VOTING DECISION, VECTRUS’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY VECTRUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the proxy and other documents containing important information about Vectrus and Vertex, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Vectrus makes available free of charge at www.vectrus.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC. Participants in Solicitation Vectrus, its directors and certain of its respective executive officers may be considered participants in the solicitation of proxies in connection with the Transaction. Information about the directors and executive officers of Vectrus is set forth in Vectrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 2, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. To the extent the holdings of securities of Vectrus by Vectrus’s directors and executive officers have changed since the amounts set forth in Vectrus’s proxy statement for its 2021 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the Transaction will be included in the proxy statement/prospectus relating to the Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the definitive proxy statement regarding the acquisition described above. Reconciliation Of Non-GAAP Measures This communication includes certain non-GAAP financial measures, including EBITDA and Pro forma Adjusted EBITDA. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Vectrus and Vertex believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP.